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                                                                    EXHIBIT 23.1
                                                                    ------------

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Tellium, Inc. on Form S-8 of our report dated January 31, 2002, appearing in the Annual Report on Form 10-K of Tellium, Inc. for the year ended December 31, 2001.

/s/ Deloitte & Touche LLP
Parsippany, New Jersey
May 21, 2002